© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Investor and Analyst
Educational Session
Jeff Henderson
Chief Financial Officer
Cardinal Health
June 8, 2009
Exhibit 99.1

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Forward-looking statements
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K
reports and CareFusion’s Form 10 registration statement (including all amendments to those reports and registration statement) and exhibits to those reports and registration statement, and include (but are not limited to) the following: uncertainties related to the deferral in hospital capital spending affecting Cardinal Health’s Clinical and Medical Products segment and difficulties in forecasting the exact duration and potential long-term changes in hospital spending patterns; uncertainties regarding the planned spinoff of CareFusion as a new standalone entity, including the timing and terms of any such spinoff and whether such spinoff will be completed as it is subject to a number of conditions, uncertainties regarding the impact of the planned spinoff on Cardinal Health, CareFusion and the potential market for their respective securities, and uncertainties in forecasting Cardinal
Health’s estimated future earnings after the planned spinoff and the estimated negative synergies resulting from the planned spinoff; competitive pressures in Cardinal Health’s various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies or government authorities relating to Cardinal Health’s manufacturing or sale of products and other costs or claims that could arise from its manufacturing, compounding or repackaging operations or from its other services, including uncertainties and costs relating to complying with the amended consent decree entered into with the FDA and implementing the corrective action plan submitted to the FDA pursuant to the amended consent decree; the effects, timing or success of restructuring programs or plans; the costs, difficulties and uncertainties related to the integration of acquired businesses; uncertainties related to the recent disruptions in the financial markets, including uncertainties related to the availability and/or cost of credit and the impact of the financial market disruptions on Cardinal Health’s customers and vendors; uncertainties regarding the ultimate features of government health care reform initiatives and their enactment and implementation; with respect to future dividends, the decision by Cardinal Health’s board of directors to declare such dividends, which decision will depend on Cardinal Health’s surplus, earnings, cash flows, financial condition and prospects at the time any such action is considered; and conditions in the pharmaceutical market and general economic and market conditions. This presentation reflects management’s views as of June 8,
2009. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, this presentation includes non-GAAP financial measures.  Definitions and reconciling information is included at the end of this presentation and will also be available on the investor relations page of Cardinal Health’s website at www.cardinalhealth.com. A transcript of the webcast will be available on the investor relations page at www.cardinalhealth.com.

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Development of CFN FY09 pro formas
Reported CMP
segment
CFN historical
“as managed”
CFN pro
forma
• Push down of estimated ~$90M of special items/impairments
• Adjustments for legal vs. management reporting
• Addition of allocated interest and other expense
Separation
adjustments
• Incorporates estimated effect of post-spin transition services and commercial agreements
Discontinued
operations
• Carves out the infection prevention business remaining with
CAH
Financing
adjustments
• Additional financing cost estimated for CFN
• Represents new FY09 baseline for management comparative
purposes
• Diluted shares outstanding ~452M
• FY09 estimated tax rate of 25.6%
• Includes estimated ~$90M of special items and impairments

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Development of nCAH FY09 pro formas
Reported CAH
GAAP
Add back
special items &
impairments
nCAH pro forma
Non-GAAP
• Expect to report Martindale in discontinued  operations ($0.03 -
$0.05 impact)
Discontinued
operations
• Represents CFN businesses to be spun off
• Includes allowed allocation of corporate costs and interest expense
• Adds back special items and impairments for CAH only
• Represents new FY09 baseline for management comparative
purposes
• Continues to include infection prevention businesses remaining with CAH
• Diluted shares outstanding of ~361M
• FY09 estimated tax rate of 36%

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Recast pro forma estimates
Current CAH non-GAAP EPS guidance:
Low end of $3.50-$3.60
CFN FY09 pro forma EPS estimate:
$0.58 - $0.62
nCAH FY09 pro forma recast non-
GAAP EPS estimate:
$2.20 - $2.25
1
Includes Martindale operation in continuing operations
2
Includes Martindale operation in discontinued operations
1
2

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Estimated FY09 non-GAAP EPS reconciliation
Est. FY09 Comments
CAH non-GAAP EPS Incl. Martindale in Continuing Operations
nCAH non-GAAP EPS (361M shares) $2.20 - $2.25 Excl. special items; Treats Martindale as DO
CFN Pro forma EPS (452M shares) $0.58 - $0.62 Includes special items
$2.78 - $2.87
Estimated Differential $0.68 Using lower end of CAH range and mid-points of CFN/nCAH ranges
Differential Reconciliation Est. FY09 Comments
   Share count of CFN $0.19 Assumes 452M shares o/s
   Special items in CFN proforma $0.19
   Martindale in DO $0.04
   Additional financing costs of CFN $0.08
  "Trapped costs" created by
   treatment of corp. alloc. in DO
   & other items
$0.18
$0.68
Low end of $3.50 - $3.60

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Estimates ($M)
FY10 FY11 FY12
CFN
65           66           67
nCAH
23           40           52
Reflected in FY09 Proforma
CFN
35           35           35
nCAH
23           23           23
Incremental
CFN
30           31           32
nCAH
-              17           29
Estimated negative synergies
Cumulative Total

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Retained CFN stake
• nCAH will retain <20% ownership interest in CFN
– Substantial source of liquidity to strengthen balance sheet over time
• <20% investment in CFN accounted for on the cost method
– As a general rule, investments < 20% are accounted for under the cost method unless the investor can exercise significant influence
• nCAH will not have the ability to exercise significant influence over CFN
• No representation on Board and no overlap of Board members
• No special voting rights (Stockholders agreement will require nCAH’s shares to be voted in proportion to votes cast by other shareholders)
– Accounted for as an available-for-sale security
• Marked to market every reporting period
• Gain/loss reported as part of equity until sold

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Dividend announcement
• Dividend Increase for CAH
– Increased quarterly dividend by 25%
– Expected to continue post-spin
– CFN not expected to pay a dividend
– Goal to grow dividend at or above earnings growth in FY11 and
FY12
– Pro forma FY09 payout >31%
– Key component of delivering strong Total Shareholder Return over the coming years
1 Pro forma payout ratio reflects the anticipated dividend per share post spinoff of $0.175 cents per share per quarter divided by the mid-point of the FY09 pro forma non-GAAP earnings per share of $2.20-$2.25.
1

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. 10 Q & A

© 2009 Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Forward-looking non-GAAP measures
Cardinal Health presents non-GAAP earnings from continuing operations and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis.  Non-GAAP earnings from continuing operations is defined as earnings from continuing operations excluding special items and impairments, (gain)/loss on sale of assets and other, net, each net of tax.  Non-
GAAP effective tax rate from continuing operations is defined as (provision for income taxes adjusted for special items and impairments, (gain)/loss on sale of assets and other, net) divided by (earnings before income taxes and discontinued operations adjusted for special items and impairments, (gain)/loss on sale of assets and other, net).  Cardinal Health's current fiscal 2009 non-GAAP EPS from continuing operations guidance also excludes costs incurred in connection with the company's plans to spin off its clinical and medical product's businesses that are not included in special items or impairments, (gain)/loss on sale of assets and other, net (“other spin-off costs”).  These costs are included in discontinued operations in
Cardinal Health's pro forma condensed consolidated financial statements filed as Exhibit 99.3 to the Form 8-
K filed on June 2, 2009 and hence are not excluded from non-GAAP earnings from continuing operations presented in those financial statements.  The most directly comparable forward-looking GAAP measures are earnings from continuing operations and effective tax rate from continuing operations.  Cardinal Health is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the company cannot reliably forecast special items, impairments, (gain)/loss on sale of assets and other, net and other spin-off costs, which are difficult to predict and estimate and are primarily dependent on future events.  Please note that the unavailable reconciling items could significantly impact the company’s future financial results.